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                                                                   EXHIBIT 10.43


                              SHAREHOLDER AGREEMENT


     This Shareholder Agreement (the "Agreement") is entered into as of November 14, 1995 by and among (i) Unidata, Inc., a Colorado corporation (the "Company"),
(ii) System Builder Corporation, a company organized under the laws of Ireland ("SBC"), Integro Fiduciaire SARL, a company organized under the laws of Jersey ("Integro"), as trustee (and in no other capacity), Jurgen Joarder, Mike Kontorvich and Carol McIntosh (collectively, the "Shareholders"), and (iii) James T. Dresher ("Dresher").

     WHEREAS, pursuant to that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of November 1, 1995, by and among the Company, System Builder Holdings Limited, a company organized under the laws of the Isle of Man ("SB Holdings"), SB Operations Limited, a company organized under the laws of the Isle of Man ("SB Operations"), and the Shareholders, the Company is acquiring substantially all the assets and assuming certain liabilities of SB Holdings, SB Software and SB Operations.

     WHEREAS, as partial consideration for the Company's acquisition of the assets of SB Holdings, SB Software and SB Operations, the Company has agreed to issue to SB Holdings, and then to permit SB Holdings to transfer to the Shareholders, 1,277,730 shares (the "Shareholder Stock") of common stock ("Common Stock") no par value of the Company;

     WHEREAS, Dresher and his Related Parties (as defined below) own 9,200,000 shares of Common Stock, which will constitute approximately 79% of the Common Stock outstanding immediately after closing of the Purchase Agreement; and

     WHEREAS, it is a condition precedent to the obligations of SB Holdings, SB Software, SB Operations and the Shareholders under the Purchase Agreement that the Shareholders, Dresher and the Company shall have entered into this Agreement.

     NOW THEREFORE, in condition of the mutual covenants herein contained and for other good and valuable consideration, the parties agree as follows:

             Section 1. ACQUISITION OF SHAREHOLDER STOCK.

             (a) ACQUIRED FOR OWN ACCOUNT. Each of the Shareholders represents and warrants that the Shareholder stock to be acquired by it pursuant to the Purchase Agreement will be acquired for investment purposes only and not with a view toward resale or distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"), and will not be disposed of in contravention of the Act.



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             (b) SHAREHOLDER STOCK NOT REGISTERED. Each of the Shareholders
acknowledges that none of the Shareholder Stock has been registered pursuant to the Act.

             (c) KNOWLEDGE OF TRANSACTION. Each of the Shareholders represents and warrants that it has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Purchase Agreement, has had legal counsel review such terms and conditions and has had sufficient opportunity for such Shareholder and its legal counsel to conduct diligence concerning the Company.

             (d) PRIORITY OF INDEMNIFICATION AND STOCK PLEDGE AGREEMENT. Nothing contained in this Agreement shall in any way supersede, modify, amend or diminish the rights of the "Buyers," as defined and specified in the Indemnification and Stock Pledge Agreement entered into concurrently herewith (the "Pledge Agreement"). In the event of any conflict between the provisions of this Agreement and the Pledge Agreement, the provisions of the Pledge Agreement shall control.

             Section 2. RESTRICTIONS ON TRANSFER.

             (a) TRANSFER OF SHAREHOLDER STOCK. None of the Shareholders will sell, pledge or otherwise transfer any interest in any shares of Shareholder Stock except pursuant to the provisions of subsections (b) or (c) of this
Section 2 or unless such sale occurs in connection with or after a Qualified Public Offering consummated by the Company. Any attempted transfer of Shareholder Stock in violation of this Agreement shall be void and of no effect. As used herein, "Qualified Public Offering" shall mean a public offering of Common Stock registered under the Act which results in net proceeds to the Company and any of its shareholders participating in such public offering in an aggregate amount of at least $15,000,000.


             (b) FIRST REFUSAL RIGHTS. Any Shareholder desiring to transfer any shares of Shareholder Stock (other than pursuant to Section 2(c) below), shall, at least 120 days prior to making such transfer, deliver written notice (a "Sale Notice") to the Company and Dresher disclosing in detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer. Such Shareholder agrees not to consummate any such transfer until the earlier to occur of (i) 120 days after the Sale Notice has been delivered to the Company and Dresher, and (ii) the date on which the parties to the transfer have been determined pursuant to this Section 2(b). The date of the first to occur of such events is referred to as the "Authorization Date". Within ninety (90) days of receiving such Sale Notice, the Company may elect to purchase all or any portion of the Shareholder Stock proposed to be transferred upon the same terms and conditions as set forth in the Sale Notice. If the Company does not elect to purchase all of the shares of Shareholder Stock specified in the Sale Notice, Dresher may elect to purchase any portion of such Shareholder that the Company elects not to purchase upon the same terms and conditions as set forth in the Sale Notice, provided that Dresher notifies such Shareholder of Dresher's election to purchase within the same 90-day period following receipt of the Sale Notice. If the Company and Dresher together do not elect to purchase all of the shares of Shareholder Stock specified in the Sale Notice, such Shareholder may, during the 90 day Period

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immediately following the Authorization Date, transfer such shares of
Shareholder Stock that the Company and Dresher have not elected to purchase at a price and on terms no more favorable to the proposed transferee(s) than specified in the Sale Notice; PROVIDED that prior to any such transfer, such transferee has agreed in writing to be bound by the provisions of this Agreement. Any shares of Stockholders Stock not transferred within such 90 day period shall be subject to the provisions of this Section 2(b) upon a subsequent attempt by such Shareholder to transfer such Shareholder Stock. The right of first refusal provided in this Section 2(b) shall terminate upon the Company's consummation of a Qualified Public Offering.


             (c) SALE OF THE COMPANY. If the Board of Directors of the Company and the holders of at least 66% of shares of Common Stock (or other voting capital stock) (the "Required Percentage") then outstanding approve the sale of all or substantially all of the Company's consolidated assets or a sale or exchange of all of their shares of Shareholder Stock for the same price and otherwise on the same terms and conditions as said holders of the Required Percentage in such Approved Sale for the same price and otherwise on the same terms and conditions as said holders and (ii) shall consent to and raise no objections against the Approved Sale of the Company and, if requested to vote on such Approved Sale, shall vote all shares of Common Stock that said holders beneficially own in favor of such Approved Sale. It is intended that the provision of this Section 2(c) consummate a "voting agreement" within the meaning of Section 7-107-302 of the Colorado Business Corporation Act (the "CBCA") and not a "voting trust" within the meaning of 7-107-301 of the CBCA. If the Approved Sale of the Company is structured as a sale or exchange of stock, the holders of Shareholder Stock shall agree to sell or exchange all of their shares of Shareholder Stock and rights to acquire shares of Shareholder Stock on the terms and conditions approved by the Board of Directors and the holders of at least the Required Percentage. In any Approved Sale, all of the holders of Common Stock shall be entitled to receive the same forms and amount of consideration per share of Common Stock, or if any holders of Common Stock are given an option as to the form and amount of considerations to be received, all holders of Common Stock shall be given the same option. The holders of Shareholder Stock shall take all necessary and desirable actions in connection with the Consummation of the Approved Sale of the Company as requested by counsel to the Company. The rights provided in this Section 2(c) shall terminate upon the Company's consummation of a Qualified Public Offering.

             (d) The certificates representing the Shareholder Stock to be issued to the Shareholder shall bear the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SHAREHOLDER AGREEMENT DATED AS OF NOVEMBER 1, 1995, A COPY OF

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            WHICH MAY BE OBTAINED BY THE HOLDER HEREOF WITHOUT CHARGE AT THE
            COMPANY'S PRINCIPAL PLACE OF BUSINESS.

             (e) No holder of Shareholder Stock may sell, transfer or dispose of any such securities (except pursuant to an effective registration statement under the Act) without first delivering to the company a legal opinion acceptable in form and substance to the Company by counsel acceptable to the Company that registration under the Act is not required in connection with such transfer.

             (f) Each holder of Shareholder Stock agrees not to effect any public sale or distribution of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Act during the seven days prior to, and during the 180 days beginning on the effective date of the registration statement relating to any underwritten public offering of the Company's Common Stock or preferred stock, except as part of such underwritten public offering or if otherwise permitted.

             Section 3. TAG-ALONG RIGHT. With respect to any proposed transfer, sale or other disposition (collectively, a "proposed transfer") of shares of Common Stock ("Shares") by Dresher or any of his Related Parties (such persons being hereinafter referred to collectively referred to as the "proposed purchaser"), other than pursuant to an Exempt Transfer (as defined below), each of the Shareholders and their respective Related Parties (collectively, the "Tag-Along Shareholders") shall have the right (the "Tag-Along Right") to require the proposed purchaser to purchase from such Tag-Along Shareholder up to the number of whole Shares owned by such Tag-Along Shareholder equal to the sum of (A) the number derived by multiplying the total number of Shares the members of the Dresher Group propose to transfer by a fraction, the numerator of which is the total number of Shares owned by such Tag-Along Shareholder, and the denominator of which is the total number of Shares then outstanding on a fully-diluted basis and (B) any additional Shares of any other Tag-Along Shareholder shall be entitled to have purchased pursuant to the next paragraph if any other Tag-along Shareholder elects not to exercise its rights hereunder. Any Shares purchased from Tag-Along Shareholder elects not to exercise its rights hereunder. Any Shares purchased from Tag-Along Shareholders pursuant to this Section 3 shall be for the same consideration and upon the same terms and conditions as such proposed transfer by Dresher (or his Related Parties, as the case may be). Dresher shall, not less than fifteen (15) not more than thirty
(30) calendar days prior to each proposed transfer, notify, or cause to be notified, each Tag-Along Shareholder in writing of each proposed transfer, setting forth in such notice: (i) the name of the transferor and the number of Shares proposed to be transferred, (ii) the name and address of the proposed purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such proposed purchaser and (iv) that the proposed purchaser has been informed of the Tag-Along Right provided for in this
Section 3 and has agreed to purchase Shares in accordance with the terms hereof.


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      The Tag-Along Right may be exercised by any Tag-Along Shareholder by delivery of a written notice to Dresher or his Related Party proposing to sell Shares (the "Tag-Along Notice") within ten (10) calendar days following its receipt of the notice specified in the last sentence of the preceding paragraph. The Tag-Along Notice shall state the amount of Shares that such Tag-Along Shareholder proposes to include in such transfer to the proposed purchaser determined as aforesaid, plus the amount of additional Shares, if any, that such Tag-Along Shareholder would be willing to sell to the proposed purchaser in the event that any of the other Tag-Along Shareholders elect not to exercise their Tag-Along Rights in whole or in part. The maximum amount of additional Shares that each such Tag-Along Shareholder shall be entitled to sell, and the proposed purchaser be required to purchase, shall be determined by multiplying the total number of Shares that, under the formula described in the previous paragraph, Tag-along Shareholders could have elected to sell to the proposed purchaser but elected not to so sell, by a fraction, the numerator of which is the total number of Shares owned by such Tag-Along Shareholder electing to sell additional Shares and the denominator of which is the total number of Shares owned by all Tag-Along Shareholders who delivered Tag-Along Notices, In the event that the proposed purchaser does not purchase Shares from the Tag-Along Shareholders on the same terms and conditions as specified in the notice referred to in the last sentence of the preceding paragraph, then Dresher and his Related Parties shall not be permitted to sell any Shares to the proposed purchaser in the proposed transfer. If no Tag-Along Notice is received during the 10-day period referred to above (or if such Notices do not cover all the Shares proposed to be transferred), Dresher and his Related Parties shall have the right, for a period of ninety (90) days after the expiration of the 10-day period referred to above, to transfer the Shares specified in the notice referred to in the last sentence of the preceding paragraph (or the remaining Shares) on terms and conditions no more favorable than those stated in the Tag-Along Notice and in accordance with the provisions of this Section 3.


      As used herein, the term "Exempt Transfer" shall mean (1) transfers by Dresher to his Related Parties, provided that any such transferee agrees in writing to be bound by this Agreement as if such transferee were Dresher with respect to such transferred Shares; (2) transfers by any of Dresher's Related Parties to Dresher, and (3) transfers by Dresher or any of his Related Parties which do not result in the Dresher Group owning of record less than 50% of the Shares owned by the Dresher Group on the date of this Agreement.

      As used herein, the term "Related Party" means, with respect to any person, (A) a spouse or immediate family member or (B) a trust, corporation, partnership or other entity of which such person is a beneficiary, stockholder, partner, owner or person holding an 80% or more controlling interest.

      The Company agrees not to effect any transfer of Shares by Dresher until it has received evidence reasonably satisfactory to it that the Tag-Along Right, if applicable to such transfer, has been complied with. The right provided in this Section 3 shall terminate upon the Company's consummation of a Qualified Public Offering.

             Section 4. REGISTRATION RIGHTS.


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            (a)         PIGGYBACK REGISTRATION RIGHTS.


            (1) RIGHT TO PIGGYBACK. Subject to the last sentence of this subsection (1), whenever the Company proposes to register any Common Stock (or securities convertible into or exchangeable for, or options to acquire, Common Stock) with the Securities and Exchange Commission (the "Commission") under the Act (other than a registration on Form S-4 or S-8, or a Form S-3 registration statement which relates solely to a dividend reinvestment plan or employee purchase plan) in a public sale for cash and the registration form to be used may be used for the registration of the Registrable Securities (as defined in subsection (h) below) (a "Piggyback Registration"), whether or not for sale for its own account , the Company will give written notice to each of the holders of Shares listed on EXHIBIT 1 hereto (the "Significant Holders") (including Dresher, which, for purposes of this Section 4, shall include Dresher, his Related Parties and any transferees of Dresher and his Related Parties), at least fifteen (15) days prior to the anticipated filing date, of its intention to effect such a registration, which notice will specify the kind and number of securities proposed to be registered, the distribution arrangements and such other information that at the time would be appropriate to include in such notice, and will, subject to subsection (a)(2) below, include in such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Company's notice. Except as may otherwise be provided in this Agreement, Registrable Securities with respect to which such request for registration has been received will be registered by the Company and offered to the public in a Piggyback Registration pursuant to this Section 4 on the same terms and conditions as those applicable to the registration of Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock) to be sold by the Company and by any other person selling under such registration.

            (2) PRIORITY ON PIGGYBACK REGISTRATION. If the managing underwriter or underwriters, if any, advise the holders of Registrable Securities in writing that in its or their reasonable opinion or, in the case of a Piggyback Registration not being underwritten, the Company shall reasonably determine (and notify the holders of Registrable Securities of such determination), after consultation with an investment banker of nationally recognized standing, that the number or kind of securities proposed to be sold in such registration (including Registrable Securities to be included pursuant to subsection (a)(1) above) will materially adversely affect the success of such offering, the Company will include in such registration the number of securities, if any, which, in the opinion of such underwriter or underwriters, or the Company, as the case may be, can be sold as follows: (i) first, the shares the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration by the Significant Holders. To the extent that the privilege of including Registrable Securities in any Piggyback Registration must be allocated among the Significant Holders, the allocation shall be made pro rata based on the number of Registrable Securities that each such participant shall have requested to include therein. Notwithstanding the foregoing, the parties agree that the priority provisions provided for in Section 4(a)(2) of the Institutional Registration Rights Agreement shall govern with respect to any Demand Registration effected at the request of an Institutional Inventor. See
Section 5(r) below.


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            (3) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an
underwritten offering (other than an offering initiated as a Demand Registration as provided in subsection (b) below), the Company will select a managing underwriter or underwriters to administer the offering, which managing underwriter or underwriters will be of nationally recognized standing and reasonably acceptable to the holders of a majority of the Registrable Securities included therein.


            (b) DEMAND REGISTRATION RIGHTS.

            (1) RIGHT TO DEMAND. At any time after (i) the Company is eligible to register Shares of Common Stock under the Act on Form S-3 and (ii) none of the Shares hold by Dresher are subject to an underwriter lock-up agreement relating to such Shares, any of SBC, Integro and Dresher (each of SBC, Integro and Dresher, a "Demanding Group") may, make a written request of the Company for registration with the Commission , under and in accordance with the provisions of the Act, of all or part of their Registrable Securities (a "Demand Registration"); PROVIDED, that (x) the Company need not effect a Demand Registration unless such Demand Registration shall include at least 50% of the Registrable Securities held on the date of such written request by SBC and Integro collectively or at least 15% (in the case of the first Demand Registration) of the Registrable Securities held by Dresher immediately after the consummation of the transactions contemplated by the Purchase Agreement (subject to adjustment only for stock splits and recombinations and pro rata stock dividends and the like), (y) the Company may defer the filing of any registration statement relating to a Demand Registration for (i) a reasonable period of time (not to exceed ninety (90) days following the end of the most recently completed fiscal year or forty-five (45) days following the end of the most recently completed fiscal quarter (whichever is later)) to the extent necessary to prepare the financial statements of the Company for the fiscal period most recently ended prior to the related request, (ii) up to ninety (90) days if the Company would be required to disclose in such registration statement the existence of any fact relating to a material business situation, transaction or negotiation not otherwise required to be disclosed, or (iii) up to ninety
(90) days if the Company notifies the Significant Holders that a registration at the time and on the terms requested would adversely affect any equity financing by the Company that had been contemplated by the Company prior to receipt of notice requesting registration pursuant to this Section 4(b), and (z) if the Company elects to defer any Demand Registration pursuant to the terms of this sentence, no Demand Registration shall be deemed to have occurred for purposes of this Agreement. Within ten (10) days after receipt of the request for a Demand Registration, the Company will send written notice (the "Notice") of such registration request and its intention to comply therewith to each of the other Significant Holders that shall have the option to exercise their piggyback rights as provided in Section 4(a) above. Subject to subsection (3) below, the Company will include in such registration all Registrable Securities of such Significant Holders with respect to which the Company has received written requests for inclusion therein within ten (10) days after delivery of the Notice. All requests made pursuant to this subsection (b)(1) will specify the aggregate number of Registrable Securities requested to be registered and will also specify the intended methods of disposition thereof.

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             (2) NUMBER OF DEMAND REGISTRATIONS. SBC and Integro collectively shall be entitled to two (2) Demand Registrations and Dresher shall be entitled to five (5) Demand Registrations. The expenses of each Significant Holder requesting a Demand Registration shall be borne by the Company as provided in subsection (d) below. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective by the Commission. Notwithstanding anything in this Section 4(b) to the contrary, in no event will the Company be required to effect, in the aggregate, without regard to the holder of Registrable Securities making such request, more than two (2) effective registrations pursuant to this Section 4(b) within any 180-day period.


             (3) PRIORITY ON DEMAND REGISTRATIONS. If in any Demand Registration the managing underwriter or underwriters thereof (or in the case of a Demand Registration not being underwritten, in the opinion of the holders of a majority of the Registrable Securities included therein), advise the Company in writing that in its or their reasonable opinion the number of securities proposed to be sold in such Demand Registration exceeds the number that can be sold in such offering without having a material effect on the success of the offering (including, without limitation, an impact on the selling price or the number of Shares that any participant may sell), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter or underwriters (or holders of Registrable Securities, as the case may be) can be sold without having a material adverse effect on the success of the offering as follows: (i) first, the Registrable Securities requested to be included in such Demand Registration by the Significant Holders (including the Demanding Group and all other Significant Holders requested to have Shares included in such Demand Registration pursuant to subsection (1) above) pro rata among those requesting registration on the basis of the number of Shares requested to be included, and (ii) second, Shares to be issued and sold by the Company.

             (4) SELECTION OF UNDERWRITERS. If a Demand Registration is underwritten offering, the holders of a majority of the Registrable Securities to be included in such Demand Registration held by members of the Demanding Group that initiated such Demand Registration shall have the right to select a managing underwriter or underwriters of recognized national standing that is or are reasonably satisfactory to the Company to administer the offering.

             (c) REGISTRATION PROCEDURES. With respect to any Piggyback Registration or Demand Registration (generally, a "Registration"), the Company will, subject to Sections (4)(a)(2) and (4)(b)(3), as expeditiously as practicable:

             (1) prepare and file with the Commission, within ninety (90) days after mailing the applicable Notice, a registration statement or registration statements (the "Registration Statement") relating to the applicable Registration; PROVIDED that the Company will include in any Registration Statement all information that the holders of the Registrable Securities so to be registered shall reasonably request and shall include all financial statements required by the Commission to be filed therewith, cooperation and assist in any filings required to be made with the National Association of Security Dealers, Inc. ("NASD"), and use its best efforts to cause such Registration Statement to become effective; PROVIDED FURTHER, that before filing a

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Registration Statement or prospectus related thereto (a "Prospectus") or any amendments or supplements thereto, the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such holders and underwriters and their respective counsel, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

             (2) use its best efforts to keep such Registration Statement current for a period of ninety (90) days, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold, and prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep each Registration Statement effect for such period; cause each Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used its best efforts to keep a Registration Statement effective during the application period if it voluntarily takes any action that would result in selling holders of the Registrable Securities covered thereby not being able to sell such Registrable Securities during that period unless such action is required under applicable law, PROVIDED that the foregoing shall not apply to actions taken by the Company in good faith and for valid business reasons, including without limitation the acquisitions or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of subsection (11) of this subsection (c), if applicable;

             (3) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person or entity) confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by subsection (14) below cease to be true and correct, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (F) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;


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             (4) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;


             (5) if requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporated in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the holders of a majority of the Registrable Securities being sold agree should be included therein related to the plan of distribution with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matter to be incorporated in such Prospectus supplement or post-effective amendment;

             (6) furnish to each seller holder of Registrable Securities and each managing underwriter, without charge, at least one conformed copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

             (7) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such selling holder of Registrable Securities and underwriters may reasonably request; the Company consents to the use of each Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

             (8) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as any seller or underwriter reasonably requests in writing, considering the amount of Registrable Securities proposed to be sold in each such jurisdiction, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then subject;

             (9) cooperated with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and to be in such denominations and registered in such names as the managing underwriters may request at least two (2) business days prior to any sale of Registrable Securities to the underwriters;

             (10) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;


             (11) upon the occurrences of any event contemplated by subsection
(3)(F) above, prepare a supplemental or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

             (12) cause all Registrable Securities covered by any Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed, or cause such Registrable Securities to be authorized for trading on the Nasdaq National Market if any similar securities issued by the Company are then so authorized, if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

             (13) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable Registration Statement;

             (14) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the Registration is an underwritten Registration (A) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwritten in primary underwritten offerings; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters; (C) obtain "cold comfort") letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (D) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures set forth in subsection (f) below with respect to all parties to be indemnified pursuant to said subsection; and (E) the Company shall deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with subsection 3(F) above and with any customary conditions continued in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;


             (15) make available for inspection by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountants retained by the sellers or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order or any regulatory body having jurisdiction;

             (16) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Act, no later than forty-five (45) days after the end of any 12-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods; and

             (17) promptly prior to the filing of any document that is to be incorporated by reference into any Registration Statement or Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

             The Company may require each seller of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such securities as the Company may from time to time reasonably request in writing.

             Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (3)(F) of this subsection (c), such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such holder's receipt of copies of the supplemented or amended Prospectus as contemplated by subsection (11) of this subsection (c), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods referred to in subsection (2) of this subsection (c) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemental or amended prospectus contemplated by subsection (11) of this subsection (c) or the Advice.


             (d) REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Section 4 will be borne by the Company, including, without limitation, all registration and filing fees, the fees and expenses of the counsel and accountants for the Company (including the expenses of any "cold comfort" letters), all other costs and expenses of the Company incident to the preparation, printing and filing under the Act of the Registration Statement (and all amendments and supplements thereto) and furnishing copies thereof and of the Prospectus included therein, the costs and expenses incurred by the Company in connection with the qualification of the Registrable Securities under the state securities or "blue sky" laws of various jurisdictions, the costs and expenses associated with filings required to be made with the NASD, the costs and expenses of listing the Registrable Securities for trading on a national securities exchange or authorizing them for trading on the Nasdaq National Market and all other costs and expenses incurred by the Company in connection with any Registration hereunder, PROVIDED, that, except as otherwise provided in Section 4(e)(2) below, the Company shall not bear the costs and expenses of any selling holders of Registrable Securities for underwriters' commissions, brokerage fees, transfer taxes or the fees and expenses of any counsel, accountants or other representative retained by any selling holder of Registrable Securities.

             (e) INDEMNIFICATION.

             (1) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, each Significant Holder, its officers, directors and agents and each person who controls such Significant Holder (within the meaning of the Act and the Exchange Act), against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information with respect to such Significant Holder furnished in writing to the Company by such Significant Holder or its representative expressly for use therein. The Company will also indemnify underwriters participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Significant Holders; PROVIDED, HOWEVER, if pursuant to an underwritten public offering of Registrable Securities, the Company and any underwriters enter into an underwriting or purchase agreement relating to such offering that contains provisions relating to indemnification and contribution between the Company and such underwriters, such provisions shall be deemed to govern indemnification and contribution as between the Company and such underwriters.


             (2) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration in which a Significant Holder is participating, each such Significant Holder will furnish to the Company in writing such information with respect to such Significant Holder as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company signing the Registration Statement, each person who controls the Company (within the meaning of the Act and the Exchange
Act), and all underwriters participating in the distribution against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement or Prospectus or preliminary Prospectus (in the case of the Prospectus or any preliminary Prospectus, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such Significant Holder so furnished in writing by such Significant Holder or its representative specifically for inclusion therein. In no event shall the liability of any Significant Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Significant Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information with respect to such persons or entities so furnished in writing by such persons or entities or their representatives specifically for inclusion in any Prospectus or Registration Statement.

             (3) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person or entity entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party after the receipt by the indemnified party of a written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party will claim indemnification or contribution pursuant to this Agreement; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding clauses (1) and (2), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will be required to consent to the entry of any judgment or to enter into any settlement that does not include as a unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in any one jurisdiction for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnified party shall be obligated to pay the fees and expenses of such additional counsel or counsels.


             (4) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (1) and (2) is unavailable to an indemnified party as contemplated by the preceding clauses (1) and (2), then the indemnified party in lieu of indemnification shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no Significant Holder shall be required to contribute in an amount greater than the difference between the net proceeds received by such Significant Holder with respect to the sale of any Shares and all amounts already contributed by such Significant Holder with respect to such claims, including amounts paid for any legal or other fees or expenses incurred by such Significant Holder.

             (f) RULE 144. The Company agrees that all times after it has filed a registration statement pursuant to the requirements of the Act relating to any class of equity securities of the Company, it will file in a timely manner all reports required to be filed by it pursuant to the Act and the Exchange Act. Notwithstanding the foregoing, the Company may deregister any class of its equity securities under Section 12 of the Exchange Act or suspend its duty to file reports with respect to any class of its securities pursuant to Section 15(d) of the Exchange Act if it is then permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

             (g) PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Significant Holder may participate in any underwritten registration hereunder unless such Significant Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting in any underwriting arrangements approved by the persons entitled hereunder to select the underwriter pursuant to subsections
(3)(a)(3) and (3)(b)(4) above, and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, underwriting agreements, custody agreements and other documents customarily required under the terms of such underwriting arrangements.

             (h) DEFINITION OF REGISTRABLE SECURITIES. "Registrable Securities" means the Shares held by the Significant Holders as of the date this Agreement or hereafter acquired, but with respect to any such Share, only until such time as such Share (i) has been effectively registered under the Act and disposed of in accordance with the Registration Statement covering it or (ii) is permitted to be sold to the public pursuant to Rule 144(k) (or any similar provision then in force which does not impose volume limitations on resale of the Registrable Securities) under the Act.

             (i) AMENDMENTS AND WAIVERS. The provisions of this Section 4, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given unless approved by the Company in writing and the Company has obtained the written consent of Significant Holders holding at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, any amendment, waiver or consent that materially and adversely affects any of the Shareholders as a group or Dresher is a group differently from the other groups shall require the prior written approval of the holders of at least a majority of the Shares then held by all members of the group so affected. This Agreement may be amended, modified, waived or supplemented only by a written instrument executed by all the parties hereto that are required to execute the same. No action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party=s rights to exercise the same at any subsequent time or times hereunder.


             Section 5. MISCELLANEOUS.

             (a) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns including any party to which any Significant Holder has transferred or sold his or its Shares. Each transferee of Shares from a Significant Holder shall take such Shares subject to the same restrictions as existed in the hands of the transferor. Shares sold to the public pursuant to an effective Registration Statement shall no longer be subject to any of the provisions of this Agreement. Notwithstanding the foregoing, the rights granted to the holders of the Registrable Securities under Section 4 hereof shall not be transferable by the Significant Holders (other than the Dresher Group).

             (b) SPECIFIC PERFORMANCE, ETC. The Company and the Shareholders and Dresher, in addition to being entitled to exercise all rights provided herein, in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties hereto agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

             (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, when transmitted by telecopy, electronic or digital transmission method, or sent by registered or certified mail (return receipt requested) postage prepaid to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective five days after mailing.


                 (i)   If to the Company, at:

                              Unidata, Inc.
                              1099 18th Street, Suite 2500
                              Denver, CO   80202
                              Attention:  Harold Nussenfeld, Esq.
                              Fax:  (303) 293-8880

                       with copies to:

                              Latham & Watkins
                              633 West Fifth Street
                              Suite 4000
                              Los Angeles, CA  90071
                              Attention:  Gary Olson, Esq.
                              Fax:  (213) 891-8763

                 (ii)        If to the Shareholders, at:

                             Neill Miller
                             Level 18 Plaza II
                             500 Oxford Street
                             Bondi Junction, NSW 2022
                             Sydney, Australia
                             Fax:  011 61-2-387-4784

                       with copies to:

                             Morris, Manning & Martin, L.L.P.
                             1600 Atlanta Financial Center
                             3343 Peachtree Road, N.E.
                             Atlanta, GA  30326
                             Attention:  Charles R. Beandrot, Jr., Esq.
                             Fax:  (404) 365-9532

                 (iii) If to Dresher, at:

                             James T. Dresher
                             1339 E. MacPahil Road
                             Bel Air, MD   21015
                             Fax:  (410) 879-6997

             (e) RECAPITALIZATIONS, EXCHANGE, ETC. AFFECTING THE COMPANY'S STOCK. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

             (f) INSPECTION. Copies of this Agreement will be available for inspection or copying by any Significant Holder at the offices of the Company.

             (g) TERMINATION. This Agreement shall terminate and cease to be of any further force or effect on the tenth anniversary of the date hereof.

             (h) APPLICABLE LAW. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Colorado without reference to any choice of law rules that would require the application of the laws of any other jurisdiction.

             (i) ATTORNEY-IN-FACT. With respect to all matters pertaining to this Agreement, Dresher and the Company shall rely upon the Attorney-in-Fact designated pursuant to the Attorney-in-Fact Agreement executed pursuant to the Purchase Agreement and the actions of the Attorney-in-Fact with respect to provisions hereof shall be binding upon the Shareholders in all respects.

             (j) SEVERABILITY. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

             (k) INTERPRETATION. Time is of the essence of each provision of this Agreement of which time is an element.

             (l) HEADINGS DESCRIPTIVE. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

             (m) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions thereof.

             (n) SERVICE OF PROCESS; CONSENT TO JURISDICTION.


                 (1) SERVICE OF PROCESS. Each party hereto irrevocably consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address set forth herein, or by any other method provided or permitted under Colorado law.

                 (2) CONSENT AND JURISDICTION. Each party hereto irrevocably and unconditionally (A) agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the United States District Court for the District of Colorado or, if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the County of Denver, Colorado; (B) consents to the jurisdiction or any such court in any such suit, action or proceeding; and (C) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

             (o) ARBITRATION. In the event that there shall be a dispute among the parties arising out of or relating to this Agreement, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration in Denver, Colorado, administered by the American Arbitration Association in accordance with its International Arbitration Rules. Any award issued as a result of such arbitration shall be final and binding between the parties thereto and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorney's fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration. Notwithstanding anything to the contrary herein, nothing shall prevent any party from seeking equitable relief, in the event of a breach or a threatened breach of any provisions of this Agreement, in a court of competent jurisdiction without the need to first seek arbitration.

             (p) ATTORNEY'S FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

             (q) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

             (r) REGISTRATION RIGHTS GRANTED TO INSTITUTIONAL INVESTORS. The parties hereto acknowledge receipt of a draft Registration Rights Agreement dated November 9, 1995 (the executed version of which is referred to herein as the Institutional Registration Rights so long as it is substantially in the form of such draft) pursuant to which the Company proposes to grant certain Piggyback and Demand Registration Rights and Tag-Along Rights to Mass Mutual and certain of its affiliates (the "Institutional Investors"). The parties hereby agree to be bound by the terms thereof and further agree that with respect to Demand Registrations effected pursuant to this Agreement, the Institutional Investors shall be deemed to be significant Holders and shall be entitled to the piggyback registration rights granted to a Significant Holder pursuant to Section 4(a)(1).

                    [SIGNATURE PAGE TO SHAREHOLDER AGREEMENT]



                 IN WITNESS WHEREOF, the parties have executed this Shareholder Agreement as of the date first above written.


Executed by UNIDATA, INC.                               :/s/ DAVID BRUNEL
                                                         -----------------------
                                                         Name: David Brunel
                                                         Its:  President


in the presence of:                                     :Harold Nassenfeld



(Witness)                                               :/s/ HAROLD NUSSENFELD
                                                         -----------------------
                                                         Signatory




ACCEPTED AND AGREED TO:



Executed by SYSTEM BUILDER
CORPORATION LIMITED                                     :/s/ NEILL B. MILLER
                                                        ------------------------
                                                        Name: Neill B. Miller
                                                        Its:  Director



in the presence of:                                     :Colin Rogoff



(Witness)                                               :/s/ COLIN ROGOFF
                                                        ------------------------
                                                        Signatory

Executed by INTEGRO FIDUCIAIRE SARL,
   as trustee (and in no other capacity)                :/s/ [ILLEGIBLE]
                                                         -----------------------
                                                         Director


in the presence of:                                     :
                                                         -----------------------


(Witness)                                               :/s/ M. HARRISON
                                                         -----------------------
                                                         Signatory



Executed by JURGEN JOARDER                              :/s/ JURGEN JOARDER



in the presence of:                                     :Colin Rogoff



(Witness)                                               :/s/ COLIN ROGOFF
                                                         -----------------------
                                                         Signatory



Executed by MIKE KONTOROVICH                            :/s/ MIKE KONTOROVICH



in the presence of:                                     :Colin Rogoff



(Witness)                                               :/s/ COLIN ROGOFF
                                                         -----------------------
                                                         Signatory

Executed by CAROL MCINTOSH                              :/s/ CAROL MCINTOSH
                                                         -----------------------



in the presence of:                                     :Colin Rogoff



(Witness)                                               :/s/ COLIN ROGOFF
                                                         -----------------------
                                                         Signatory




Executed by JAMES T. DRESHER                            :/s/ JAMES T. DRESHER



in the presence of:                                     :
                                                         -----------------------


(Witness)                                               :/s/ ROBIN D. TOWNER
                                                         -----------------------
                                                         Signatory

                                    EXHIBIT 1


                               SIGNIFICANT HOLDERS


John G. Akers
David W. Brunel
Jeanne D. Butcher
James T. Dresher
James T. Dresher, Jr.
Jeffrey M. Dresher
Bruce D. Fraser
Honor Guiney
Arlene Lacharite
Virginia D. Meoli
Harold Nussenfeld
Allan Snell
John F. Schaefer
Martin T. Hart
Gary Olson
Glenangus Holdings Corp.
Integro Fiduciary SARL
System Builder Corporation
Massachusetts Mutual Life Insurance Company
Mass Mutual Corporate Investors
Mass Mutual Participation Investors
Mass Mutual Corporate Value Partners Limited